UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2021 (April 5, 2021)

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)
300 First Stamford Place, 5th Floor
Stamford, CT 06902
(Address of principal executive offices, including zip code)
(Registrant’s telephone number, including area code):(203) 276-8100

(Former Name or Former Address, if Changed Since Last Report): None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EGLE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 5, 2021, Eagle Bulk Ultraco LLC ("Ultraco"), a wholly-owned subsidiary of Eagle Bulk Shipping, Inc. (the “Company”), entered into an Agency Resignation and Appointment Agreement and Amendment and Restatement Agreement (the “Amendment and Restatement Agreement”), pursuant to which Crédit Agricole Corporate and Investment Bank (“Crédit Agricole”) was appointed as facility agent and security trustee under that certain Credit Agreement, dated as of January 25, 2019 (as amended from time to time, including by the Amendment and Restatement Agreement, the “Ultraco Credit Agreement”) in connection with ABN AMRO Capital USA LLC (“ABN AMRO”) resigning its role as facility agent and security trustee. Additionally, pursuant to the Amendment and Restatement Agreement, ABN AMRO transferred and assigned its obligations under the Ultraco Credit Agreement to Crédit Agricole. In connection with the Amendment and Restatement Agreement, a fee of $0.3 million was paid to the lenders under the Ultraco Credit Agreement.

As amended and restated, the Ultraco Credit Agreement provides incremental commitments in an aggregate principal amount equal to the lesser of (i) $16,500,000 and (ii) 50% of the aggregate fair market value of any Additional Vessel (as defined in the Ultraco Credit Agreement), and in any case in a maximum borrowed amount of $5,500,000 per Additional Vessel financed by the relevant borrowing, for purposes of, among other things, financing the acquisitions by Sankaty Eagle LLC, Newport Eagle LLC and Montauk Eagle LLC of certain Additional Vessels (the “Third Incremental Commitments”). Borrowings under the Ultraco Credit Agreement are secured by the existing fleet of 26 vessels and three Supramaxes to be owned by the Company, the M/V Sankaty Eagle, the M/V Newport Eagle and the M/V Montauk Eagle. Borrowings pursuant to the Third Incremental Commitments bear interest at a rate per annum equal to 2.50% plus LIBOR for the relevant interest period as in effect from time to time.

Ultraco anticipates borrowing $5.5 million on or around April 12, 2021. After giving effect to the foregoing borrowing, the total debt outstanding under the Ultraco Credit Agreement, excluding the amounts outstanding under the revolving credit facility, would be $164.1 million.

Ultraco must repay the aggregate principal amount of borrowings pursuant to the Third Incremental Commitments as follows: (i) in relation to the first borrowing to finance the Additional Vessel to be named SANKATY EAGLE, in twelve (12) consecutive quarterly principal repayment installments of an amount equal to $275,000 beginning on April 26, 2021 and occurring every ninety (90) days thereafter; (ii) in relation to the second borrowing or the second and third borrowings to finance the Additional Vessels to be named NEWPORT EAGLE and MONTAUK EAGLE, together, in eleven (11) consecutive quarterly principal repayment installments of an amount equal to $550,000 (subject to pro-rata reduction if the aggregate amount of such borrowing or borrowings is less than $11,000,000) beginning on July 29, 2021 and occurring every ninety (90) days thereafter; and (iii) in a final balloon payment on January 25, 2024, the maturity date of the Ultraco Credit Agreement, in an amount equal to the aggregate principal amount of the borrowings pursuant to the Third Incremental Commitments outstanding on such maturity date.

The Ultraco Credit Agreement includes affirmative and negative covenants and events of default that are customary for transactions of this kind. Additionally, the Ultraco Credit Agreement includes a minimum consolidated liquidity covenant that requires the Company on a consolidated basis (but excluding Eagle Bulk Shipco LLC and its subsidiaries (the “Restricted Subsidiary”)) to maintain cash equivalents in an amount not less than the greater of (i) $600,000 per vessel owned directly or indirectly by the Company and its subsidiaries and (ii) 7.5% of the consolidated total debt of the Company. The Ultraco Credit Agreement also requires the Company, on a consolidated basis (but excluding the Restricted Subsidiary) to maintain, at all times, the ratio of its minimum value adjusted tangible equity of total assets of not less than 0.30 to 1. The Ultraco Credit Agreement requires the Company, on a consolidated basis (but excluding the Restricted Subsidiary) to maintain, at all times, positive working capital. Finally, the Ultraco Credit Agreement requires the Company, on a consolidated basis (but excluding the Restricted Subsidiary), to maintain a certain consolidated interest coverage ratios calculated on a trailing twelve months basis as more fully described in the Ultraco Credit Agreement.

The foregoing descriptions of the Amendment and Restatement Agreement and the Ultraco Credit Agreement (as amended by the Amendment and Restatement Agreement) are not complete and are qualified in their entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 10.1 and 10.2.

Forward-Looking Statements

Matters discussed in this Current Report on Form 8-K may constitute forward-looking statements. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where the Company expresses an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, the Company’s forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including changes in the Company’s financial resources and operational capabilities and as a result of certain other factors listed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. The Company disclaims any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 above is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1
Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement, dated as of April 5, 2021, by and among ABN AMRO Capital USA LLC, as facility agent, arranger and security trustee, Crédit Agricole Corporate and Investment Bank, as successor party, Eagle Bulk Ultraco LLC, as borrower, Eagle Shipping Inc. and its subsidiaries, as guarantors, certain lenders, swap banks, mandated lead arrangers and bookrunners.

10.2
Amended and Restated Credit Agreement, dated as of April 5, 2021, by and among Eagle Bulk Ultraco LLC, as borrower, the initial guarantors thereto, Eagle Bulk Shipping Inc., as parent and guarantor, the lenders party thereto, the swap banks party thereto, ABN AMRO Capital USA LLC, Crédit Agricole Corporate and Investment Bank, Skandinaviska Enskilda Banken AB (Publ) and DNB Markets Inc., as mandated lead arrangers and bookrunners, and Crédit Agricole Corporate and Investment Bank, as arranger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: April 7, 2021	By:	/s/ Frank De Costanzo
	Name:	Frank De Costanzo
	Title:	Chief Financial Officer